SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2007

INSITE VISION INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22332 (Commission File No.)	94-3015807 (I.R.S. Employer Identification Number

InSite Vision Incorporated
965 Atlantic Avenue
Alameda, California 94501
(Address of principal executive offices)

Registrant’s telephone number, including area code: (510) 865-8800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On May 9, 2007, the InSite Vision Stock Plan and Compensation Committee awarded Ronald H. Carlson, InSite’s Vice President, Regulatory and Quality, a $10,000 performance bonus in connection with management of InSite’s facilities expansion and reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InSite Vision Incorporated
(Registrant)

Date: May 14, 2007	By:	/s/ S. Kumar Chandrasekaran
Name: S. Kumar Chandrasekaran, Ph. D.
Title: Chairman of the Board, Chief Executive Officer and
Chief Financial Officer (on behalf of Registrant)